                                                                     Exhibit 4.1

Ormat
[Logo]
COMMON STOCK
OR __ NUMBER
COMMON STOCK
SHARES

ORMAT TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NY
SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS,
PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES
CUSIP 686688 10 2
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001
PAR VALUE, OF
ORMAT TECHNOLOGIES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED:
[Seal]
[STOCK CERTIFICATE]
[ETTY ROSNER]
SECRETARY
[L.Y. BRONICKI]
CHAIRMAN
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

ORMAT TECHNOLOGIES, INC.

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
of survivorship and not as tenants in common
UNIF GIFT MIN ACT- _____  Custodian _____
(Cust)  (Minor)
Act _____
(State)
UNIF TRF MIN ACT- _____ Custodian (unit age _____)
(Cust)
_____ under Uniform Transfers
(Minor)
to Minors Act _____
(State)
Additional abbreviations may also be used though not in the above list.
For value received, _____ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE
_____ shares
of common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____ attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _____ , _____
X _____
X _____
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed
By ____
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.